UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report:                                         March 20, 2000

                              YANG HOLDING COMPANY


    Florida            Commission File Number 0-19305            65-0274107
(State or other                                                (IRS Employer
 jurisdiction)                                               Identification No.)

 2666 Tigertail Avenue Suite 104, Miami, Florida                   33133
    (Address of principal executive offices)                    (Zip Code)

 Issuer's telephone number: (305) 535-9700

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ITEM 4. Changes in Issuer's Certify Accountant

(a) The Issuer has engaged Berkovits & Company, P.A. to be its principal accountant effective March 20, 2000, to audit its accounting statements for the year ended December 31, 1999. The Issuer has dismissed, and therefore has terminated its client-auditor relationship with Dohan & Company, its previous principal accountant with respect to the audit of the Issuer's financial statements. The letter notifying Dohan and Company is included with this Form 8-K as an exhibit. Dohan and Company issued unqualified opinions of the Issuer's financial statements for years ended December 31, 1995 and 1996. Dohan and Company issued qualified opinions on their 1997 and 1998 reports. Both qualifications related to the uncertainty of the Company's ability to continue as a going concern.

(b) The decision to change accountants was approved by the Board of Directors of the Issuer by unanimous written consent.

(c) During all the fiscal years from 1995 to 1998 and the subsequent interim period preceding this termination, there were no disagreements over accounting matters, financial disclosures, or any other limitations on the scope or procedure of the independent auditor in the course of performing professional services.

ITEM 7. Ex. 16 Letter to Steven H. Dohan Dated March 20, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2000                         By : /s/ James Chow
                                                 --------------------------
                                                  James Chow
                                                  President

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                                 EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------
 16              Letter to Steven H. Dohan Dated March 20, 2000.